                                                                   Exhibit 10.23

                      SEVENTH AMENDMENT TO CREDIT AGREEMENT

     This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of March 19, 2002, and is entered into by and among Opinion Research Corporation, a Delaware corporation ("Parent"), ORC INC., a Delaware corporation ("ORC", Parent and ORC are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"), the Subsidiaries of Borrowers party hereto, Heller Financial, Inc., in its capacity as Agent for the Lenders party to the Credit Agreement described below ("Agent"), and the Lenders which are signatories hereto.

     WHEREAS, Agent, Lenders and Borrowers are parties to a certain Credit Agreement dated as of May 26, 1999 (as such agreement has from time to time been amended, supplemented or otherwise modified, the "Agreement"); and

     WHEREAS, the parties desire to amend the Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Agreement.

     2. Amendments to Agreement. Subject to the conditions set forth below, the Agreement is amended as follows:

          (a) Section 4.1 of the Agreement shall be amended in its entirety and as so amended shall read as follows:

          "4.1 Capital Expenditure Limits. The aggregate amount of all Capital Expenditures of Parent and its Subsidiaries will not exceed $5,000,000 in any fiscal year (other than the fiscal year ending December 31, 2002, in which case the aggregate amount of all Capital Expenditures of Parent and its Subsidiaries made in such fiscal year will not exceed $4,500,000), but in no event in excess of such lesser amount as may be permitted under the Subordinated Loan Agreement (the "Capex Limit"). Notwithstanding the foregoing, and to the extent permitted under the Subordinated Loan Agreement, in the event Parent and its Subsidiaries do not expend the entire Capex Limit permitted in any fiscal year, Parent and its Subsidiaries may carry forward to the immediately succeeding fiscal year 50% of the unutilized portion of the Capex Limit (provided, however, that no such carry forward shall be permitted with respect to any unutilized portion of the Capex Limit for the fiscal year ending December 31, 2001). All Capital Expenditures made by Parent and its Subsidiaries shall first be applied to reduce the applicable Capex Limit and then to reduce the carry forward from the previous fiscal year, if any. "Capital Expenditures" will be calculated as illustrated on Exhibit 4.8(C)."

          (b) Section 4.3 of the Agreement shall be amended by (i) deleting the dollar amount "$17,000,000" set forth opposite the date March 31, 2002 and inserting in lieu thereof the dollar amount "14,500,000"; (ii) deleting the dollar amount "$17,000,000" set forth opposite the date June 30, 2002 and inserting in lieu thereof the dollar amount "$15,000,000"; (iii) deleting the dollar amount "$17,000,000" set forth opposite the date September 30, 2002 and inserting in lieu thereof the dollar amount "$15,750,000"; and (iv) deleting the dollar amount "$17,500,000" set forth opposite the date December 31, 2002 and inserting in lieu thereof the dollar amount "$16,500,000".

          (c) Subsection (B) of Section 4.4 of the Agreement shall be amended in its entirety and as so amended shall read as follows:

          "(B)  Borrowers shall not permit Fixed Charge Coverage for any twelve
     (12) month period ending on the last day of any calendar quarter to be less than: (i) 1.05 for each of the calendar quarters ending March 31, 2002, June 30, 2002, September 30, 2002 and December 31, 2002 and (ii) 1.20 for any other calendar quarter."

          (d) Subsection (B) of Section 4.5 of the Agreement shall be amended in its entirety and as so amended shall read as follows:

          "(B) Borrowers shall not permit Total Interest Coverage for any twelve (12) month period ending on the last day of any calendar quarter ending on any date set forth below to be less than the ratio set forth below for such period:

          Period Ending                                        Ratio
          -------------------------------------------          -----
          December 31, 2000 through December 31, 2001           2.50
          March 31, 2002                                        2.25
          June 30, 2002                                         2.25
          September 30, 2002                                    2.25
          December 31, 2002                                     2.50
          March 31, 2003 & the last day of each
           calendar quarter thereafter                          2.75"

          (e) Section 4.6 of the Agreement shall be amended in its entirety and as so amended shall read as follows:

          "4.6 Senior Indebtedness to Adjusted EBITDA Ratio. Borrowers shall not permit the ratio of Senior Indebtedness calculated as of the last day of any calendar quarter ending during any of the periods set forth below to Adjusted

     EBITDA for the twelve (12) month period ending on such day to be greater than the amount set forth below for such period:

          Period Ending                                        Amount
          -------------------------------------------          ------
          June 30, 1999 through September 30, 2000               3.00
          December 31, 2000 through December 31, 2001            2.75
          March 31, 2002                                         2.80
          June 30, 2002                                          2.75
          September 30, 2002                                     2.50
          December 31, 2002 & the last day of each
           calendar quarter thereafter                           2.25
          "Senior Indebtedness" shall be calculated as illustrated on
          Exhibit 4.8(C)."

          (f) Section 4.7 of the Agreement shall be amended in its entirety and as so amended shall read as follows:

          "4.7 Indebtedness to Adjusted EBITDA Ratio. Borrowers shall not permit the ratio of Total Indebtedness calculated as of the last day of any calendar quarter ending during any of the periods set forth below to Adjusted EBITDA for the twelve (12) month period ending on such day to be greater than the amount set forth below for such period:

          Period Ending                                        Amount
          --------------------------------------------         ------
          June 30, 1999 through September 30, 2000               4.00
          December 31, 2000 through September 30, 2001           3.75
          December 31, 2001                                      3.50
          March 31, 2002                                         3.80
          June 30, 2002                                          3.75
          September 30, 2002                                     3.50
          December 31, 2002 & the last day of each
           calendar quarter thereafter                           3.25

          "Total Indebtedness" shall be calculated as illustrated on
          Exhibit 4.8(C)."

     3. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:

          (a) Borrowers shall have executed and delivered this Amendment, and such other documents and instruments as Agent may require shall have been executed and/or delivered to Agent (including, without limitation, true, complete and correct copies of fully executed documents amending the Subordinated Loan Agreement in form and substance acceptable to Agent and Required Lenders);

          (b) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel;

          (c) No Default or Event of Default shall have occurred and be continuing;

          (d) The representations and warranties set forth in Section 4 below are true, correct and complete; and

          (e) Borrowers shall have paid to Agent a non-refundable amendment fee in the amount of one-quarter of one percent (0.25%) of the "Aggregate Commitment", such amendment fee to be shared by the Lenders who have executed this Amendment pro rata based on each Lender's respective share of the Aggregate Commitment (for purposes of this clause (e), "Aggregate Commitment" shall mean, with respect to the Lenders who have executed this Amendment, the aggregate Revolving Loan Commitment of such Lenders plus the outstanding principal amount of Term Loans of such lenders, in each case calculated as of the date hereof).

     4. Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, each of the Borrowers represents and warrants to Agent and
Lenders:

          (a) that the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such Borrower and that this Amendment has been duly executed and delivered by such Borrower; and

          (b)   that each of the representations and warranties set forth in
Section 5 of the Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

     5. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6. References. Any reference to the Agreement contained in any document, instrument or agreement executed in connection with the Agreement shall be deemed to be a reference to the Agreement as modified by this Amendment.

     7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

     8. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Agreement.

Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.

     9. Reaffirmation. Each Loan Party party hereto has executed and delivered one or more of the Security Documents and/or the other Loan Documents as debtor, grantor, pledgor, guarantor, assignor, or in other similar capacities in which such Person has granted liens or security interests in their respective properties or otherwise acted as an accommodation party or guarantor, as the case may be. Each Loan Party party hereto hereby ratifies and reaffirms all of its respective payment and performance obligations, contingent or otherwise, under the Security Documents and any other Loan Documents to which it is a party and, to the extent any such Person has granted liens on or security interests in any of their respective properties pursuant to any of the Security Documents or any of the other Loan Documents as security for or otherwise guaranteed the Obligations under or with respect to the Agreement or any other Loan Documents, hereby ratifies and reaffirms such payment and performance obligations, guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations. Each Loan Party party hereto agrees that each of the Security Documents and each other Loan Document remains in full force and effect and is hereby ratified and reaffirmed, and agrees that the Amendment shall not (i) operate as a waiver of any right, power or remedy of Agent or Lenders under the Loan Documents or (ii) constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

         [rest of page intentionally left blank; signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

AGENT and LENDERS:                          BORROWERS:

Heller Financial, Inc.,                     OPINION RESEARCH CORPORATION,
as Agent and as a  Lender                   a Delaware corporation

By:      /s/ Francois Delangle              By:     /s/ Douglas L. Cox
   ------------------------------------     ------------------------------------
Name:        Francois Delangle              Name:       Douglas L. Cox
     ----------------------------------     ------------------------------------
Title:       Vice President                 Title:      Executive Vice President
      ---------------------------------     ------------------------------------

FIRST UNION NATIONAL BANK,                  ORC INC.,
as a Lender                                 a Delaware corporation

By:      /s/ Daniel Evans                   By:     /s/ Kevin P. Croke
   ---------------------------------        ------------------------------------
Name:        Daniel Evans                   Name:       Kevin P. Croke
     -------------------------------        ------------------------------------
Title:       Managing Director              Title:      President
      ------------------------------        ------------------------------------

FLEET NATIONAL BANK,
as a Lender

By:      /s/ Thomas Hamilton
   ------------------------------------
Name:         Thomas Hamilton
     ----------------------------------
Title:        Assistant Vice President
      ---------------------------------

MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., as a Lender

By:      /s/ Daniel J. McHugh
   -----------------------------------
Name:         Daniel J. McHugh
     ---------------------------------
Title:        Vice President
      --------------------------------

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:      /s/ Jeffrey A. Blakemore
   ---------------------------------
Name:         Jeffrey A. Blakemore
     -------------------------------
Title:       Senior Vice President
      ------------------------------


                       [signatures continued on next page]


Seventh Amendment to Credit Agreement

SUBSIDIARIES:

ORC TELESERVICE CORP.,
a Delaware corporation

By:      /s/ Kevin P. Croke
   -----------------------------------------
Name:        Kevin P. Croke
     ---------------------------------------
Title:       Secretary
      --------------------------------------


ORC PROTEL, INC.,
a Delaware corporation

By:      /s/ Kevin P. Croke
   -----------------------------------------
Name:        Kevin P. Croke
     ---------------------------------------
Title:      Secretary
      --------------------------------------


MACRO INTERNATIONAL, INC.,
a Delaware corporation

By:      /s/ Douglas L. Cox
   -----------------------------------------
Name:         Douglas L. Cox
     ---------------------------------------
Title:       Secretary
      --------------------------------------


SOCIAL AND HEALTH SERVICES, LTD.,
a Maryland corporation

By:      /s/ Kevin P. Croke
   -----------------------------------------
Name:         Kevin P. Croke
     ---------------------------------------
Title:        Secretary
      --------------------------------------


ORC CONSUMER, INC.,
a Delaware corporation

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

Seventh Amendment to Credit Agreement